Income taxes - Deferred income taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred income tax asset
Tax loss carried forward	$ 5,770	$ 2,540
Pension liability	1,594	365
Fixed assets	11	741
Allowance for compensated absence	8	9
Onerous leases	9	11
Deferred income tax asset before valuation allowance	7,392	3,666
Less: valuation allowance	(5,638)	(3,105)
Net deferred income tax assets	1,754	561
Deferred income tax liability
Other	0	0
Net deferred income tax asset	$ 1,754	$ 561